iShares®
iShares Trust and iShares U.S. ETF Trust
Supplement dated July 17, 2025
to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information
(each, an “SAI”)
for the iShares iBonds Dec 2032 Term Corporate ETF (IBDX), iShares Inflation Hedged U.S.
Aggregate Bond ETF (AGIH), iShares Interest Rate Hedged U.S. Aggregate Bond ETF (AGRH) and
iShares Inflation Hedged High Yield Bond ETF (HYGI) (each a “Fund”)
Change in each Fund’s “Summary of Principal Risks”
The section of each Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is amended to delete the paragraph entitled “Non‑Diversification Risk”.
Change in each Fund’s “Additional Information About the Funds’ Risks”
In the table starting on page 3 of the Prospectus for the iShares iBonds Dec 2032 Term Corporate ETF, the column for the Fund is amended to remove the checkmark (✓) in the row for “Non‑Diversification Risk”.
In the table starting on page 3 of the Prospectus for the iShares Inflation Hedged U.S. Aggregate Bond ETF, iShares Interest Rate Hedged U.S. Aggregate Bond ETF and iShares Inflation Hedged High Yield Bond ETF, the “Non‑Diversification Risk” row is deleted. On page 14, “Non‑Diversification Risk” is deleted in its entirety.
Change in each Fund’s “Investment Strategies and Risks”
In the section of the iShares iBonds Dec 2032 Term Corporate ETF’s SAI entitled, “Investment Strategies and Risks,” the “Diversification Status” sub‑section starting on page 5 is amended to move the Fund from the “Non‑Diversified Funds” column to the “Diversified Funds” column.
In the section of the SAIs for the iShares Inflation Hedged U.S. Aggregate Bond ETF, iShares Interest Rate Hedged U.S. Aggregate Bond ETF and iShares Inflation Hedged High Yield Bond ETF entitled, “Investment Strategies and Risks,” the “Diversification Status” sub‑section starting on page 4 is deleted in its entirety and replaced with the following:
Diversification Status. Each Fund is classified as a diversified fund under the 1940 Act. This means that each Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, each Fund cannot change its classification from diversified to non‑diversified without shareholder approval.
Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet its investment objective.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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ISA‑DIVERSE‑0725

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